                                                                   Exhibit 24



                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                POWER OF ATTORNEY


GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and its Sr. Vice President and Chief Financial Officer, Kelly L. Groh, hereby nominates and appoints Pamela S. Schutz, Paul A. Haley, Jr., Donita M. King, and Heather C. Harker, (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Forms S-1 and S-6 under the Securities Act of 1933 (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers might or could do.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Assistant Secretary, and the undersigned officer has executed such power of attorney, as of January 2, 2002.


                                          GE LIFE AND ANNUITY ASSURANCE COMPANY


                                          BY /s/  Pamela S. Schutz
                                            -----------------------------------
                                               Pamela S. Schutz
                                               Chairperson, President and CEO



                                          BY  /s/ Kelly L. Groh
                                            -----------------------------------
                                               Kelly L. Groh
                                               Sr. Vice President and CFO


ATTEST:

/s/ Thomas E. Duffy
----------------------------
Thomas E. Duffy
Assistant Secretary